Exhibit 10.2

EXERCISE NOTICE

TO BE  EXECUTED
BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

HYPERDYNAMICS CORPORATION

The undersigned holder hereby exercises the right to purchase Two Hundred Eighty-Six Thousand (286,000) of the shares of Common Stock ("Warrant Shares") of Hyperdynamics Corporation (the "Company"), evidenced by the attached Amended and Restated Warrant No, CCP-002 (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meaning set forth in the Warrant.

Specify Method of exercise by check mark:

1. ☒	Cash Exercise

(a) Payment of Warrant Exercise Pride. The holder shall pay the Aggregate Exercise Price of $286,000 (Two Hundred Eighty-Six Thousand Dollars) to the Company in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder Two  Hundred Eighty-Six Thousand (286,000) Warrant Shares in accordance with the terms of the Warrant.

2. ☐	Cashless Exercise

(a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder 286,000 Warrant Shares in accordance with the terms of the Warrant.

Date: December 12, 2007

YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P.)
By:	Yorkville Advisors, LLC
Its:	Investment Manager

/s/ Matt Beckman
By:	Matt Beckman
Its:	Managing Member

EXERCISE NOTICE

TO BE EXECUTED
BY THE REGISTERED HOLDER T0 EXERCISE THIS WARRANT

HYPERDYNAMICS CORPORATION

The undersigned holder hereby exercises the right to purchase Two Hundred Fifty-Eight Thousand Shares (258,000) of the shares of Common Stock ("Warrant Shares") of Hyperdynamics Corporation (the "Company"), evidenced by the attached Amended and Restated Warrant No. CCP-003 (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Specify Method of exercise by check mark:

1. ☒	Cash Exercise

(a) Payment of Warrant Exercise Price. The holder shall pay the Aggregate Exercise Price of $258,000 (Two Hundred Fifty Eight Thousand Dollars) to the Company in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder Two Hundred Fifty-Eight Thousand Shares (258,000) Warrant Shares in accordance with the terms of the Warrant.

2. ☐	Cashless Exercise

(a) Payment of Warrant Exercise Price. In lieu of making payment of the Aggregate Exercise Price, the holder elects to receive upon such exercise the Net Number of shares of Common Stock determined in accordance with the terms of the Warrant.

(b) Delivery of Warrant Shares. The Company shall deliver to the holder 258,000 Warrant Shares in accordance with the terms of the Warrant.

Date: December 12, 2007

YA Global Investments, L.P. (f/k/a Cornell Capital Partners, L.P.)
By:	Yorkville Advisors, LLC
Its:	Investment Manager

/s/ Matt Beckman
By:	Matt Beckman
Its:	Managing Member